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                                                                    EXHIBIT 10.3

                                REAFFIRMATION OF
                    SUBORDINATION AND INTERCREDITOR AGREEMENT

To:          NeoPharm, Inc.
             150 Field Drive, Suite 195
             Lake Forest, Illinois 60045
             Attn:  President and Chief Executive Officer

Re: Subordination and Intercreditor Agreement (as amended, restated, renewed or replaced from time to time, the "Kapoor Subordination Agreement") dated as of December 20, 2001, executed by John N. Kapoor, as Trustee under The John N. Kapoor Trust, dated
             September 20, 1989 (the "Junior Party") in favor of NeoPharm, Inc. (the "Lender") (capitalized terms used but not defined herein to have the meanings assigned to them in the Kapoor Subordination Agreement)


Dear Sir:

This letter is given to Lender to induce Lender to (a) waive certain defaults existing under that certain Promissory Note of Akorn, Inc. ("Borrower") dated December 20, 2001 in the principal amount of $3,250,000 in favor of Lender (the "Original NeoPharm Note"), (b) accept in substitution for the Original NeoPharm Note an Amended and Restated Promissory Note of Borrower dated of even date hereof in the principal amount of $3,250,000 in favor of Lender (the "Amended and Restated NeoPharm Note"), and (c) execute and deliver a certain Subordination and Intercreditor Agreement dated of even date herewith (the "LaSalle Subordination Agreement") in favor of LaSalle Bank National Association, as Administrative Agent for the Senior Lenders under a Credit Agreement dated of even date herewith (the "Credit Agreement") subordinating indebtedness of Borrower to Lender to the prior payment in full of all indebtedness of Borrower under the Credit Agreement.

Without limiting Lender's rights and remedies under or in connection with the Kapoor Subordination Agreement, the undersigned hereby confirms that:

      (a) All obligations of the undersigned to Lender under the Kapoor Subordination Agreement are hereby reaffirmed; provided that Borrower may make to the Junior Party and the Junior Party may accept: (i) reimbursement of all costs and expenses incurred by the Junior Party in connection with the negotiation, execution, delivery and preparation of the Kapoor Guaranty and Related Agreements to which it is a party and the consummation of the transactions contemplated thereby and (ii) reimbursement of the costs of issuance of the unconditional standby letter of credit delivered to the Administrative Agent by
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            the Junior Party pursuant to the Kapoor Guaranty; provided, that reimbursements pursuant to clauses (i) and (ii) shall not exceed $140,000 in the aggregate during the term of this Agreement. Terms used but not otherwise defined in the foregoing shall have the meanings ascribed to them in the Credit Agreement.

      (b) The execution and delivery of the Amended and Restated NeoPharm Note and/or the LaSalle Subordination Agreement shall in no way diminish, affect or modify the undersigned's obligations under the Kapoor Subordination Agreement;

      (c) The definition of "Junior Debt" set forth in the Kapoor Subordination Agreement shall include, without limitation, all principal, interest, late fees, default interest, future advances and all other sums due under that certain Promissory Note of the Borrower in favor of the undersigned dated as of October 7, 2003 in the principal amount of $2,117,139.03.

The undersigned acknowledges and agrees that you will be relying upon this letter in waiving outstanding defaults under the Original NeoPharm Note and subordinating repayment of the Amended and Restated NeoPharm Note to the prior payment in full of indebtedness of Borrower under the Credit Agreement and otherwise.

                                                Sincerely,



                                                --------------------------------
                                                John N. Kapoor, as Trustee under
                                                THE JOHN N. KAPOOR TRUST, Dated
                                                September 20, 1989

                                                Address:
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                                                Fax No.:
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Acknowledged and agreed by:

AKORN, INC.


By:
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Name:
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Title:
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